UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 8, 2009
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 755-5500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01.	Entry into a Material Definitive Agreement.
     On February 23, 2009, Developers Diversified Realty Corporation (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Mr. Alexander Otto (the “Investor”) to issue and sell 30,000,000 common shares (the “Purchased Shares”), warrants (the “Warrants”) to purchase 10,000,000 common shares (the “Warrant Shares”) and additional common shares representing any dividends declared by the Company after February 23, 2009 and prior to the applicable closing to which the Investor would have been entitled had the Purchased Shares been outstanding on the record dates for any such dividends (the “Dividend Shares”) to the Investor and certain members of his family (collectively with the Investor, the “Otto Family”).
     On May 11, 2009, the Company issued and sold 15,000,000 Purchased Shares and Warrants to purchase 5,000,000 common shares to the Otto Family for a purchase price of $52,500,000. The Company also issued an aggregate of 1,071,428 Dividend Shares to the Otto Family.
     Investors’ Rights Agreement. Pursuant to the terms and conditions of the Stock Purchase Agreement, the Company entered into an investors’ rights agreement with the Investor on May 11, 2009. The investors’ rights agreement addresses the Investor’s right to nominate individuals for election to the Company’s Board of Directors (the “Board”) and to the registration of the resale of the Purchased Shares, the Dividend Shares and the Warrant Shares (collectively, the “Registrable Shares”). The Company agreed that during such time as the Otto Family beneficially owns 17.5% or more of the Company’s outstanding common shares, the Board will nominate two of the Otto Family’s nominees suitable to the Company to become members of the Board at each annual election of directors, and during such time as the Otto Family beneficially owns less than 17.5% but more than 7.5% of the Company’s outstanding common shares, the Board will nominate one of the Investor’s nominees suitable to the Company to become a member of the Board at each annual election of directors. Under the terms of the investors’ rights agreement, so long as the Company is eligible to register secondary offerings of its common shares on Form S-3 under the Securities Act, the Company agreed to prepare and file and keep effective a registration statement to register resales of the Registrable Shares. If the Company is not eligible to register secondary offerings on Form S-3, the Otto Family has the right to demand that the Company prepare and file and keep effective for certain periods a registration statement on Form S-1 to register resales of the Registrable Shares. The Otto Family’s right to nominate individuals to the Board and its registration rights will terminate on the date that the Otto Family beneficially owns 7.5% or less of the Company’s outstanding common shares.
     Waiver Agreement. On May 11, 2009, also pursuant to the terms and conditions of the Stock Purchase Agreement, the Company entered into a waiver agreement with the Investor and agreed to waive the common share related party limit contained in the Company’s articles of incorporation that would otherwise prohibit the Otto Family (and other persons who may be deemed to have constructive ownership of common shares owned by the Otto Family) from constructively owning more than 9.8% of the Company’s outstanding common shares so long as rents from certain of the Company’s tenants that are constructively owned by the Otto Family (and other persons who may be deemed to have constructive ownership of common shares owned by the Otto Family) do not exceed a specified percentage of the Company’s gross income.

     The Investor is currently the Chairman of the Executive Board of ECE Projektmanagement G.m.b.H. & Co. KG (“ECE”), which is a fully integrated international developer, owner and manager of shopping centers. In May 2007, the Company and ECE formed a joint venture (the “DDR/ECE Joint Venture”) to fund investments in new retail developments to be located in western Russia and Ukraine. The Company contributed 75% of the equity of the joint venture, and ECE contributed the remaining 25% of the equity.
     The foregoing is only a brief description of the material terms of the investors’ rights agreement and the waiver agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the investors’ rights agreement and the waiver agreement, which are filed as exhibits to this Current Report on Form 8-K, and those documents are incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective May 8, 2009, the Board increased the number of directors and elected Dr. Volker Kraft as a new director, effective May 11, 2009, to serve for an initial term ending at the Company’s 2009 Annual Meeting of Shareholders to be held on June 25, 2009. The Board has also, upon the recommendation by the Nominating and Corporate Governance Committee of the Board, elected Dr. Kraft to serve as a member of the Executive Committee of the Board. As a non-employee director, Dr. Kraft will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2008.
     Dr. Kraft is currently a Director of ECE Projektmanagement International G.m.b.H. & Co. KG, a fully integrated international developer, owner and manager of shopping centers based in Hamburg, Germany, which is one of the Limited Partners of the DDR/ECE Joint Venture, where he is responsible for commercial real estate project management in Central and Eastern Europe. Dr. Kraft is also a Managing Director of ECE Investment International, G.m.b.H., with responsibility for the development of an institutional real estate fund management platform in Europe.
     The Company will enter into an Indemnification Agreement (the “Indemnification Agreement”) with Dr. Kraft (“Indemnitee”). The Indemnification Agreement is substantially the same as the form indemnification agreement for directors that the Company previously reported the Board had approved on a Current Report on Form 8-K filed with the SEC on April 7, 2009.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Investors’ Rights Agreement, dated as of May 11, 2009, by and between the Company and Alexander Otto

10.2	Waiver Agreement, dated as of May 11, 2009, by and between the Company and Alexander Otto

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
By:	/s/ Joan U. Allgood
Joan U. Allgood
Executive Vice President — Corporate Transactions and Governance
Date: May 11, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Investors’ Rights Agreement, dated as of May 11, 2009, by and between the Company and Alexander Otto

10.2	Waiver Agreement, dated as of May 11, 2009, by and between the Company and Alexander Otto